UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
May 20, 2025 Date of report (date of earliest event reported)
Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000 | mgeenergy.com	39-2040501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value Per Share	MGEE	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

MGE Energy's Annual Meeting of Shareholders was held on May 20, 2025. The results of voting on each of the matters submitted to a vote of security holders during the annual meeting were as follows:

1.
Election of three Class III Directors with terms of office expiring at the 2028 annual meeting of shareholders.

	For Votes	Against Votes	Abstained	Broker Non-Votes
Daniel J. Kelly	24,747,755	331,840	223,970	4,520,133
James L. Possin	23,404,941	1,666,145	232,479	4,520,133
Noble L. Wray	23,931,575	1,192,910	179,080	4,520,133

No votes were cast for any other nominee. The directors continuing in office are:

Class I Directors Term Expires 2026	Class II Directors Term Expires 2027
James G. Berbee	Patricia K. Ackerman
Londa J. Dewey	Marcia M. Anderson
Angela S. Rieger	Jeffrey M. Keebler
Gary J. Wolter

2.
Ratification of selection of PricewaterhouseCoopers LLP to serve as MGE Energy's independent registered public accounting firm for the year 2025.

For Votes	Against Votes	Abstained
29,077,512	508,144	238,042

As described in the Proxy Statement, the votes "For" must exceed the votes cast "Against" at the meeting in order to ratify the selection of the auditors. Abstentions do not have any effect. Below are the percentages of the votes cast either "For" or "Against" ratification of PricewaterhouseCoopers LLP for the fiscal year 2025.

For	Against
98%	2%

3.
Advisory vote on executive compensation as disclosed in the annual meeting proxy statement.

For Votes	Against Votes	Abstained	Broker Non-Votes
23,492,289	1,292,053	519,223	4,520,133

As described in the Proxy Statement, the advisory vote on executive compensation is nonbinding, as provided by law. Below are the percentages of the votes cast either "For" or "Against" the advisory vote on executive compensation.

For	Against
95%	5%

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.
(Registrant)

Date: May 22, 2025	/s/ Jenny L. Lagerwall
Jenny L. Lagerwall Assistant Vice President - Accounting and Controller (Chief Accounting Officer)